UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  Monday, 13, January 2014

SUNGAME CORPORATION
 (Exact of registrant as specified in its charter)

DELAWARE	333-158946	**-******
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

3091 West Tompkins Avenue, Las Vegas, NV	89103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (702) 789-0848

___________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Matters Related to Accountants and Financial Statements; Changes in Registrant’s Certifying Accountant

On 13 January 2014, Sungame Corp.’s auditor Ronald R Chadwick, P.C. notified Sungame Corp. that he is retiring. Sungame has retained Cutler & Co. L.L.C. as their new auditor and certifying accountant, upon the advice and with the assistance of Ronald R. Chadwick, P.C.

There were no outstanding disagreement with accounting principles or practices, and Ronald R Chadwick, P.C. is authorized to discuss all matters with the new certifying accountant, Cutler & Co., L.L.C. Ronald R Chadwick, P.C. audit report for the year ended December 31, 2012 included an explanatory paragraph as to the Company’s ability to continue as a going concern.  The Company provided Ronald R Chadwick, P.C. with a copy of this Form  8-K,  and requested  that  Ronald R Chadwick, P.C. furnish  a letter addressed  to the Commission  stating  whether  they  agree  with the disclosures contained  in this 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     Friday, 17 January 2014

/s/    Neil Chandran
By:   Neil Chandran,
         CEO, CFO, PAO, Director